UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CRYO-CELL INTERNATIONAL, INC.

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PROXY STATEMENT

CRYO-CELL INTERNATIONAL, INC.

700 BROOKER CREEK BOULEVARD

SUITE 1800

OLDSMAR, FLORIDA 34677

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, July 10, 2012

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder meeting to be held Tuesday, July 10, 2012

The Proxy Statement and our 2011 Annual Report on Form 10-K are available on the Internet at http://www.RRDEZProxy.com/2012/Cryocell

To the Stockholders of Cryo-Cell International, Inc.:

Notice is hereby given that the 2012 Annual Meeting of the Stockholders of Cryo-Cell International, Inc. (the “Company”) will be held on Tuesday, July 10, 2012 at 11:00 AM. local time, at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677. The meeting is called for the following purposes:

1.	To consider for election six individuals to the Company’s Board of Directors.

2.	To ratify the appointment of Grant Thornton LLP, as our independent registered public accountants for the fiscal year ending November 30, 2012.

3.	To approve the 2012 Equity Incentive Plan.

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournments thereof.

The close of business on June 18, 2012, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

A proxy for the meeting is enclosed with this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. You are requested to complete and return the accompanying proxy card, which is solicited by the Company’s board of directors, in the enclosed envelope, or submit a proxy via the Internet or telephone, to be sure that your shares will be represented and voted at the Annual Meeting. The enclosed proxy card contains instructions on submitting a proxy via the Internet or telephone or, if your shares are registered in the name of a broker or bank, your broker or bank will provide instructions, including as to providing voting instructions over the Internet or by telephone.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to read the accompanying Proxy Statement and submit a proxy for your shares as soon as possible.

By Order of the Board of Directors,

David Portnoy Chairman and Co-Chief Executive Officer

Dated: June 21, 2012

PROXY STATEMENT

CRYO-CELL INTERNATIONAL, INC.

This Proxy Statement is furnished to the stockholders of Cryo-Cell International, Inc. (the “Company”) in connection with the 2012 Annual Meeting of Stockholders and any adjournments or postponements thereof. The meeting will be held at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677, on Tuesday, July 10, 2012, at 11:00 AM local time.

This Proxy Statement and the Notice of Annual Meeting are being provided to stockholders beginning on or about June 25, 2012. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2011 accompanies this Proxy Statement. The Company, a Delaware corporation, has its principal executive offices at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Stockholders Entitled to Vote

Only holders of record of our shares of common stock at the close of business on June 18, 2012 are entitled to notice of and to vote at the meeting and at any adjournments or postponements of the meeting. Each share entitles its holder to one vote on each matter presented at the meeting. The holders of one-third of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date, there were 11,180,458 shares outstanding.

Vote Required

As provided in the Company’s bylaws, directors are elected by a plurality of votes cast. This means that the six candidates receiving the highest number of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee. Withhold votes will have no effect on the outcome of the election.

Other than the election of directors, each other matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast on the proposal at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, votes cast “For,” and “Against” are included. Abstentions are not counted as votes cast against any matter but will be counted for purposes of determining whether a quorum is present at the meeting.

No proposals other than those identified on the Notice of Annual Meeting were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws. Thus, any other proposals raised at the Annual Meeting, other than procedural matters raised by the Chairman of the Annual Meeting, will be ruled out of order.

How to Vote

Your vote is very important to the Board no matter how many shares of Common Stock you own. Whether or not you plan to attend the Meeting, we urge you to vote your shares today.

If You Are a Registered Holder of Common Stock

If you are a registered holder of Common Stock (including unvested restricted stock), you may vote your shares either by submitting a proxy in advance of the Meeting or by voting in person at the Meeting. By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed proxy card to vote FOR the Board’s nominees and FOR each of the other proposals. If you submit the executed proxy card which accompanies this proxy statement, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement. In addition, if any other matters are brought before the Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Whether or not you plan to attend the Meeting, we urge you to promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed proxy card or (b) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you later decide to attend the Meeting and vote in person, that vote will automatically revoke any previously submitted proxy.

If You Hold Your Shares in “Street Name”

If you hold your shares in “street name”, i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions.

We have received notification that a shareholder intends to nominate himself and five other persons for election as directors at the annual meeting. See, “PROPOSAL 1 - ELECTION OF DIRECTORS – Notice of Other Nominations.” Because of this shareholder nomination, a custodian will not have discretion to vote on behalf of beneficial owners for any matters presented at the annual meeting. Accordingly, if you do not give instructions to your custodian, your custodian will not be permitted to vote your shares with respect to any matter being presented to shareholders. Accordingly, we urge you to promptly give instructions to your custodian to vote FOR the Board’s nominees and for approval of the other matters before the Meeting by using the voting instruction card provided to you by your custodian. Please note that if you intend to vote your street name shares in person at the Meeting, you must provide a “legal proxy” from your custodian at the Meeting.

Questions on How to Vote

If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor:

Phoenix Advisory Partners, LLC

110 Wall Street, 27th Floor

New York, New York 10005

Stockholders May Call Toll-Free: (877) 478-5038.

Banks and Brokers May Call Collect: (212) 493-3910

Proxy Revocability

Any proxy given pursuant to this solicitation is revocable at any time prior to the voting at the meeting by (1) delivering written notice to the Secretary of the Company, (2) submitting a later dated proxy, or (3) attending the annual meeting, withdrawing the proxy, and voting in person.

Meeting Attendance

You may vote shares you hold directly in your name as the stockholder of record in person at the annual meeting. If you choose to do so, please bring the enclosed WHITE proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you also submit the enclosed WHITE proxy card, in accordance with the instructions on the WHITE proxy card and as described below, so that your vote will be counted if you later decide not to attend the meeting.

If you hold your shares in street name, you must obtain a signed proxy form (referred to as a “legal proxy”) from the record holder in order to vote these shares in person at the meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board has nominated six nominees for election at the Annual Meeting. Each of the nominees named below is currently a director of the Company. If elected, each of the six directors will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or as otherwise provided by the Company’s bylaws or by Delaware law. Each person nominated for election has consented to being named in this proxy statement and has agreed to serve if elected. The Board does not believe that any nominee will be unable to serve.

Nominees for Election of Director

The name, age, principal occupation and other information concerning each current nominee for election as a director are set forth below:

David I. Portnoy, age 49, Chairman and Co-Chief Executive Officer. Mr. Portnoy has served as Chairman of the Board and Co-Chief Executive Officer of the Company since August 2011. Prior to this appointment, since 1988, Mr. Portnoy has served as President of Focus Financial Corp., a private investment banking and venture capital firm. Additionally, since 2002 Mr. Portnoy has served as Chairman of the Board of Directors of Partner-Community, Inc., which provides software and hardware integration solutions to telecommunication companies and which was awarded the Verizon 2010 Supplier Recognition Award for Outstanding Performance. Mr. Portnoy graduated Magna Cum Laude in 1984 from The Wharton School of Finance at the University of Pennsylvania where he earned a Bachelor of Science Degree in Economics with a joint major in finance and accounting. David I. Portnoy is the brother of Mark L. Portnoy, a director and Co-Chief Executive Officer of the Company. We believe that Mr. Portnoy’s knowledge of the Company having served as its Co-Chief Executive Officer assists the Board with its oversight of the strategic plan of the Company. Additionally, we believe that Mr. Portnoy’s financial and business experiences provide the Board with general business acumen.

Mark L. Portnoy, age 48, Co-Chief Executive Officer. Mr. Portnoy has served as a director and Co-Chief Executive Officer since August 2011. Additionally, since 2002 and 2007, Mr. Portnoy has served on the boards of directors of Partner-Community, Inc. and uTIPu Inc., a private Internet-based business, respectively. Mr. Portnoy has been engaged in managing his personal investments since April 1997. From January 1995 to April 1997, Mark Portnoy was employed at Strome, Susskind Investments as its Chief Fixed Income Trader. From March 1986 until November 1991, Mr. Portnoy was employed at Donaldson, Lufkin & Jenrette Securities Corp. as a Fixed Income Arbitrage Trader, with a trading portfolio ranging in size from $1 billion to $7 billion. In addition to the finance experience, Mr. Portnoy’s experience includes negotiating contracts for National Basketball Association (NBA) players totaling approximately $30 million. Mr. Portnoy graduated Phi Beta Kappa from the University of North Carolina at Chapel Hill with a degree in Economics in December 1985. Mark L. Portnoy is the brother of David I. Portnoy, Chairman of the Board and Co-Chief Executive Officer of the Company. We believe that Mr. Portnoy’s knowledge of the Company having served as its Co-Chief Executive Officer assists the Board with its oversight of the strategic plan of the Company. Additionally, we believe that Mr. Portnoy’s financial and business experiences provide the Board with general business acumen.

Jonathan H. Wheeler M.D., age 53. Dr. Wheeler has served as a director since August 2011. Dr. Wheeler is a licensed physician specializing in the fields of obstetrics and gynecology. He has practiced in these fields in Newport Beach, California since 1992. Dr. Wheeler received his B.A. in Biology from the State University of New York (SUNY) at Buffalo. He completed his medical degree at Cornell University Medical College in 1986. His Obstetrics and Gynecology training was received at UCLA Medical Center in a combined internship and residency program. There, he received honorary awards for his work in advanced laparoscopy and completed research in innovative surgical techniques. Dr. Wheeler is Board certified in Obstetrics and Gynecology. He is a member of the American College of Obstetrics and Gynecology, the American Association of Gynecologic Laparoscopists, the Orange County Obstetrics and Gynecology Society and is a Diplomat of the American Board of Obstetrics and Gynecology. In the past Dr. Wheeler has served as Chairman and Vice-Chairman of the Department of Obstetrics and Gynecology at Hoag Hospital and has served on numerous committees including education, surgery and advancement of Women’s Health Services. We believe that Dr. Wheeler’s professional experience provides the Board with critical insight into the medical fields of obstetrics and gynecology. Additionally, we believe that through his attendance at medical conferences and seminars, as well as through his daily medical practice, Dr. Wheeler provides the Company with additional business development opportunities through his extensive industry contacts.

George Gaines, age 57. Mr. Gaines has served as a director since August 2011. Mr. Gaines is the founder and owner, since 2009, of Orrington Advisors, a business consulting firm headquartered in Evanston, Illinois which primarily provides consulting services to entities seeking to structure and raise capital for private equity funds. Since 2009 Mr. Gaines has also served on the Board of Directors and as Executive Vice President-Corporate Strategy of Kastan Mining PLC, a privately held company headquartered in Evanston, Illinois which has copper and blue mining operations in Tanzania. From 2003 until 2009, Mr. Gaines was a senior partner of Berchwood Partners, Evanston, Illinois, an investment banking and private equity fund placement agent. We believe that Mr. Gaines’ business consulting experience provides the Board with general business acumen and an increased ability to effectively oversee and assess management’s execution of the Company’s strategic business plan.

Harold D. Berger, age 48. Mr. Berger has served as a director since August 2011. Mr. Berger is a certified public accountant. Prior to opening his own accounting practice in 2005, Mr. Berger was an equity partner with Habif, Arogeti & Wynne, LLP, an accounting firm based in Atlanta, Georgia. Over the past 25 years, Mr. Berger also has served on boards for a variety of charitable organizations. Mr. Berger currently serves as Treasurer and Executive Committee Member of the Holly Lane Foundation (f/k/a The Gatchell Home, Inc.), as Director and Finance committee member of the Jewish Educational Loan Fund, Inc., and as Director and financial adviser to The Atlanta Group Home Foundation, Inc. Mr. Berger graduated in December 1987 from the University of Texas at Austin with a Master’s Degree in Professional Accounting. Mr. Berger is a member of the American Institute of Certified Public Accountants (AICPA) and the Georgia Society of Certified Public Accountants (GSCPA). We believe that Mr. Berger’s years of experience as an auditor and accountant, including expertise in financial accounting, provides the Board and the Audit Committee of the Board with valuable financial and accounting experience.

Anthony Atala, M.D., age 53. Since 2004, Dr. Atala has served as Director of the Wake Forest Institute for Regenerative Medicine, and the W.H. Boyce Professor and Chair of the Department of Urology at Wake Forest University. Dr. Atala is a practicing surgeon and a globally recognized stem cell researcher in the area of regenerative medicine. His current work focuses on growing new human cells, tissues and organs. Dr. Atala works with several journals and serves in various roles, including Editor-in-Chief of Stem Cells Translational Medicine, Current Stem Cell Research and Therapy, and Therapeutic Advances in Urology; as Associate Editor of Tissue Engineering and Regenerative Medicine, The Journal of Rejuvenation Research, Gene Therapy and Regulation, and Current Reviews in Urology; as Executive Board Member or Section Editor of the journal Tissue Engineering and International Journal of Artificial Organs, and as Editorial Board member of the International Journal of Stem Cells, Stem Cell Review Letters, Expert Opinion on Biological Therapy, Biomedical Materials, the Journal of the American College of Surgeons, the Journal of Urology, BioMed Central-Urology, Urology, and Current Opinion in Urology. Dr. Atala currently serves as a Trustee to Allegacy Federal Credit Union, and a Board of Directors member of Plureon, Inc. Dr. Atala served as a Board of Director member of Tengion Corporation from 2004 to 2006. Dr. Atala received a BA degree from the University of Miami, and an MD degree from the University of Louisville. He completed his surgical internship and urology residency at the University of Louisville, and a pediatric urology surgery fellowship at Children’s Hospital and Harvard Medical School. Dr. Atala has led or served several national professional and government committees, including the National Institutes of Health working group on Cells and Developmental Biology, and the National Institutes of Health Bioengineering Consortium. He is currently an NIH “Quantum Grant” awardee. The Wake Forest Institute of Regenerative medicine has a team of over 160 physicians and researchers. Ten applications of technologies developed in Dr. Atala’s laboratory have been used clinically. He is the editor of 12 books, including Methods of Tissue Engineering, Principles of Regenerative Medicine, and Minimally Invasive Urology, and has published more than 300 journal articles and has applied for or received over 200 national and international patents. We believe that Dr. Atala’s professional experience in the field of Regenerative Medicine provides the Board with critical industry knowledge relating to the Company’s core offerings and provides assistance to the Board with respect to scientific questions which may arise and relate to the operation of the Company.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF DAVID PORTNOY, MARK PORTNOY, JONATHAN WHEELER, GEORGE GAINES, HAROLD BERGER AND ANTHONY ATALA, M.D. BY EXECUTING AND RETURNING THE ENCLOSED WHITE PROXY CARD OR VOTING BY ONE OF THE OTHER WAYS INDICATED THEREON. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

Notice of Other Nominations

On May 30, 2012, Mr. Ki Yong Choi notified the Company that he intends to nominate himself and five other persons for election as directors at the annual meeting. Mr. Choi indicated that he intends to be present at the annual meeting in person or by proxy to nominate these individuals to serve as directors of the Company. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws.

Mr. Choi has filed preliminary proxy materials with the SEC indicating his intent to solicit proxies in support of his candidates. Mr. Choi’s candidates have NOT been endorsed by our Board. We are not responsible for the accuracy of any information provided by or relating to Mr. Choi or his candidates contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, Mr. Choi or any other statements that Mr. Choi may otherwise make.

The Board recommends that you DO NOT sign or return any proxy card that may be sent to you by anyone else, even as a protest. Voting against another person’s nominees on a proxy card sent to you by that person is not the same as voting for the Board’s nominees, because a vote against another person’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted another proxy card, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

Other Executive Officers

Biographical information regarding the Company’s executive officers who are not currently serving as directors of the Company is set forth below:

Jill Taymans, age 42, Vice President, Finance and Chief Financial Officer. Ms. Taymans joined the Company in April 1997 serving initially as Controller and was appointed Chief Financial Officer in May 1998. Ms. Taymans graduated from the University of Maryland in 1991 with a BS in Accounting. She has worked in the accounting industry for over 21 years in both the public and private sectors. Prior to joining the Company, she served for three years as Controller for a telecommunications company in Baltimore, Maryland.

Oleg Mikulinsky, age 39, Chief Information Officer. Mr. Mikulinsky has served as Cryo-Cell’s Chief Information Officer since March 2012. Mr. Mikulinsky is a software technologist and serial entrepreneur. He has been a founding member of several software enterprises and most recently served as Chief Technology Officer of Partner-Community, Inc and Chief Technology Officer at uTIPu Inc. from 2007 to 2009. Before that, Mr. Mikulinsky served as the Director of Enterprise Architecture at WebLayers, Inc. where he defined enterprise architecture best practices for companies like AT&T, Defense Information’s Systems Agency (DISA), as well as for many major banking institutions. He contributed to the development of International systems interoperability standards at OASIS-OPEN.ORG and WS-I.ORG. Prior to starting his professional career as a software engineer in United States, Mr. Mikulinsky studied radio electronics at the Bauman Moscow State Technical University (BMSTU), Russia.

Linda Kelley, Ph.D., age 59, Chief Scientific Officer. Dr. Kelley joined Cryo-Cell as the Company’s Chief Scientific Officer on June 18, 2012. Dr. Kelley is an internationally recognized expert in the cellular therapy field. She joined the Company from the Dana-Farber Cancer Institute at Harvard where she was the director of the Connell O’Reilly Cell Manipulation Core Facility. Prior to that, she spent 17 years at the University of Utah where she was director of the Cell Therapy Facility. She established that state’s first umbilical cord blood collection program and was awarded a Center of Excellence in Cell Therapy and Regenerative Medicine for the State of Utah, which served as a cornerstone for a larger state initiative in Regenerative Medicine—the Utah Science & Technology Research Initiative. She completed her graduate and post-doctoral training in Immunology and Hematology at Vanderbilt University in Nashville, Tenn., where she served as assistant professor in the Dept. of Medicine. Dr. Kelley has served on multiple boards and committees that advise on scientific policy and establish standards and regulations for the cellular therapy field in the U.S. and abroad, often in leadership roles. She served on the Board of Directors of the Foundation for Accreditation of Cellular Therapy (FACT) and as Chair of its Standards Committee; Chair of the Cord Blood Standards Committee for the National Marrow Donor Program (NMDP); Chair of the Legal and Regulatory Affairs Committee of the International Society for Cell Therapy; reviewer for the AABB Annual Meeting Abstract Review Committee, and member of the Scientific Advisory Board of Duke Carolinas Cord Blood Bank. Dr. Kelley was one of 12 scientists selected by the Institute of Medicine of the National Academies of Science to advise Congress on how to allocate $80 million in funding to optimally structure a national cord blood stem cell program.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of the board of directors. Currently, the size of the board of directors is set at six members. Each director is elected to hold office for a period of one year or until his or her successor is elected. The Company expects its directors to attend the annual meetings of stockholders, if possible. All of the members of the current board of directors except for directors Atala and Wheeler attended last year’s annual meeting.

Effective August 25, 2011, there was a 100% change in the composition of our board of directors. The former board of directors held four meetings during the fiscal year ended November 30, 2011, and each of the directors then in office, attended at least 75% of the regularly scheduled meetings of the board and the committees of the board of which the director was a member. The current board of directors held four meetings during the fiscal year ended November 30, 2011, and each of the directors then in office, attended at least 75% of the regularly scheduled meetings of the board and the committees of the board of which the director was a member. The committees established by the board of directors include the following:

Audit Committee

The current members of the audit committee are Messrs. Berger (Chairman) Gaines and Wheeler. The audit committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors which is available on the Company’s website at www.cryo-cell.com. The charter sets out the responsibilities, authority and specific duties of the audit committee. In addition, the charter specifies the structure and membership requirements of the committee, as well as the relationship of the audit committee to the independent auditors and management of the Company.

The audit committee assists the board of directors in fulfilling its responsibilities of ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared; that there is consistent application of generally accepted accounting principles; and that there is compliance with management’s policies and procedures. In performing these functions, the audit committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the audit committee appoints and the full board of directors ratifies the Company’s independent auditors. The former audit committee met three times during the last fiscal year. The current audit committee met one time during the last fiscal year. The members of the audit committee are deemed independent as is defined in Rule 4200(a)(15) of the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934.

The board of directors has determined that each of the audit committee members is able to read and understand fundamental financial statements. In addition, the board of directors has determined that audit committee member, Mr. Harold Berger is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934. Mr. Berger’s relevant experience includes his current position as partner at his own accounting practice and his prior position as an equity partner with Habif, Arogeti & Wynne, LLP, an accounting firm based in Atlanta, Georgia. In addition, Mr. Berger has a Master’s Degree in Professional Accounting from the University of Texas at Austin.

Compensation Committee

The current members of the compensation committee are Messrs. Gaines (Chairman) Berger and Wheeler. The primary function of the compensation committee is to review the Company’s compensation philosophy and policy, which determines management and executive compensation benefits. The compensation committee is also responsible for the administration of the Company’s stock option plans and is the approving authority for management recommendations with respect to option grants. The former compensation committee met three times during the last fiscal year. The current compensation committee met three times during the last fiscal year. The compensation committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors which is available on the Company’s website at www.cryo-cell.com. The charter sets out the responsibilities, authority and specific duties of the compensation committee.

Governance Committee

The current members of the governance committee are Dr. Wheeler (Chairman) and Messrs. Berger and Gaines. The primary focus of the governance committee is on the broad range of issues surrounding the composition and operation of the Company’s board of directors. The committee provides assistance to the board of directors in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the board of directors, and review and consideration of developments in corporate governance practices. The committee’s goal is to assure that the composition, practices and operation of the board of directors contribute to value creation and effective representation of the Company’s stockholders.

The governance committee performs similar functions to a nominating committee for the Company as described above. The governance committee has adopted a charter which is available on the Company’s website at www.cryo-cell.com. The charter does not, however, cover the procedures for director nominations made by our board of directors. During the last fiscal year there was one meeting of the governance committee.

Director Independence and Board Leadership Structure

The Board determined that the following individuals who were directors during a portion of fiscal 2011 were independent, as independence is defined in Rule 4200(a) (15) of the Nasdaq listing standards: Anthony Finch, Scott Christian, Andrew Filipowski, Ki Yong Choi, Michael Cho and Dr. Sung Won Sohn. Anthony Atala, Harold Berger, George Gaines and Jonathan Wheeler were appointed directors in August 2011 at which time the Board determined that they were independent, as independence is defined in Rule 4200(a) (15) of the Nasdaq listing standards.

Mr. David Portnoy serves as our Chairman of the Board. He has served in this role since August 2011, the time at which he and the Company’s five other current directors gained control of the Board following a proxy contest in connection with the Company’s 2011 annual meeting. Mr. David Portnoy also serves as Co-Chief Executive Officer of the Company along with Mr. Mark Portnoy, who is the brother of David Portnoy. Messrs. Portnoy and Portnoy have served in these positions since August 2011.

Following the Company’s 2011 annual meeting, the Board considered the substantial turnover in the leadership of the Company, including the termination of the former chief executive officer, and determined that it was in the best interest of the Company and its shareholders to have Mr. David Portnoy serve as both Chairman and Co-Chief Executive Officer. The Board determined that this leadership structure is optimal for the Company because it provides the Company with strong and consistent leadership during a transition period for the Company. The Board believes that having one leader serving as both the Chairman and Co-Chief Executive Officer provides decisive and effective leadership, and ensures effective communication between management and the Board. In addition, this leadership structure allows Mr. Portnoy to more effectively execute the Company’s strategic initiatives and business plans. The Board of Directors however, appointed Co-Chief Executive Officers so that key strategic decisions would not be made unilaterally by a single officer. The Board of Directors has not designated a lead independent director.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors reviews information regarding the Company’s financial position, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees independence of the Board of Directors and potential conflicts of interest. The governance committee reviews the Board’s leadership structure to ensure that it is most appropriate for the Company. While each committee is responsible for evaluating certain tasks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Director Nomination Process

When a directorship becomes vacant, or the board otherwise determines that an individual should be recruited for possible nomination to the board, the governance committee, in consultation with the Company’s Co-Chief Executive Officers, will prepare a profile of a candidate expected to provide the most meaningful contribution to the board as a whole. The governance committee (or a subcommittee designated by the governance committee) will generally consider all of the following: (a) the candidate’s skills, experience and other relevant biographical information, (b) the candidate’s general interest in serving a public corporation, (c) the candidate’s ability to attend board and committee meetings, and (d) any potential concerns regarding independence or conflicts of interest. Following the initial screening, if the governance committee approves a candidate for further review, the governance committee will establish an interview process for the candidate. It is expected that a majority of the members of the governance committee, along with the Company’s Co-Chief Executive Officers, would interview each candidate. At the same time, the governance committee, assisted by the Company’s legal counsel, will conduct a comprehensive conflicts-of-interest assessment for the candidate. The governance committee will then consider reports of the interviews and the conflicts-of-interest assessment and determine whether to recommend the candidate to the full board of directors. A subcommittee of the governance committee, management representatives designated by the governance committee or a search firm selected by the governance committee may assist the process. Any nominee recommended by a stockholder would be subject to the same process.

The governance committee will consider director-nominees submitted by stockholders. Any stockholder recommendation should be submitted in writing to the Company in care of the Corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677, along with the written consent of such nominee to serve as a director if so elected. Any such recommendation by a stockholder shall be referred to the governance committee, and the governance committee, in consultation with the Company’s Co-Chief Executive Officers, will review the nomination in accordance with the Company’s certificate of incorporation, bylaws and applicable laws and regulations. The governance committee considers general business experience, industry experience, experience as a director of other companies, probable tenure if elected and other factors as relevant in evaluating director-nominees.

According to the Company’s bylaws, only persons nominated in accordance with the following procedures shall be eligible for election by stockholders as directors. Nominations of persons for election as directors at a meeting of stockholders called for the purpose of electing directors may be made by or at the direction of the board of directors, or by any stockholder of record in the manner described below. For a nomination to be properly made by a stockholder, the stockholder must be a stockholder of record and must give written notice to the Company’s corporate Secretary so as to be received at the principal executive offices of the Company not more than 90 days and no less than 60 days before the first anniversary date on which the Company mailed its proxy materials for the preceding year’s annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date of the anniversary of the preceding year’s annual meeting, such notice must be so received no later than the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. The public disclosure of an adjournment of an annual meeting will not commence a new time period for the giving of a timely stockholder notice. Each such notice shall set forth:

•	the name and address, as they appear on the Company’s books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made;

•

a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•

the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made;

•

a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•

such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the board of directors;

•	the signed consent of each nominee to serve as a director of the Company if so elected;

•

whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote required to elect such nominee or nominees; and

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who are the beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the fiscal year ended November 30, 2011, director Atala was delinquent in filing a Form 3 and Form 4 both of which were subsequently filed. Other than these late filings, we believe that all such forms were filed on a timely basis.

Ability of Stockholders to Communicate with the Board of Directors

The Company’s board of directors has established several means for our stockholders and others to communicate with the board of directors. If a stockholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Company’s audit committee, in care of the corporate Secretary, at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of the corporate Secretary, at the Company’s headquarters address. All stockholder communications will be sent to the applicable director(s).

PROPOSAL II - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Grant Thornton LLP, served as our independent registered public accounting firm for the fiscal year ended November 30, 2011 and has been appointed to serve in that capacity in fiscal 2012. We anticipate that a representative of Grant Thornton will be available at the Annual Meeting to respond to questions and make a statement if they desire to do so.

At the Annual Meeting, our stockholders will be asked to ratify the selection of Grant Thornton, LLP as our independent registered public accountants for fiscal 2012. Although there is no requirement that we submit the appointment of independent registered public accountants to stockholders for ratification, we believe that it is good corporate practice to do so. Even if the appointment is ratified, however, the audit committee of our board of directors may, in its discretion, direct the appointment of different independent registered accountants during the year, if the audit committee determines such a change would be in our best interests.

Our board of directors recommends you vote “FOR” ratification of the appointment of Grant Thornton, LLP as our independent registered public accountants.

Fees to Independent Auditors

The following table presents fees for professional audit services rendered by Grant Thornton for the audit of the Company’s financial statements for the fiscal years ended November 30, 2011 and November 30, 2010 and fees billed for other services rendered by Grant Thornton during these periods.

	2011	2010
Audit Fees	$347,542	$295,086
Audit-related Fees	0	0
Tax Fees	39,680	39,680
Other	0	0
Total	$387,222	$334,766

Audit Fees

Audit fees consisted of the aggregate fees billed by our independent auditors for professional services rendered for the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K for the fiscal years ended November 30, 2011 and November 30, 2010.

Tax Fees

Tax fees consisted of the aggregate fees billed by our independent auditors for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended November 30, 2011 and November 30, 2010.

Audit-related and Other Fees

The Company did not incur any audit-related or other fees by our independent auditors for the fiscal years ended November 30, 2011 and November 30, 2010.

The policy of the Company’s audit committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Section 10A of the Securities Exchange Act). This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting. All of the fees described above under the captions “Audit-Related Fees”, “Tax Fees” and “Other Fees” and paid to Grant Thornton were pre-approved by the audit committee.

No services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Grant Thornton. Furthermore, no work of Grant Thornton with respect to its services rendered to the Company was performed by anyone other than Grant Thornton.

REPORT OF THE AUDIT COMMITTEE

The audit committee reports to and acts on behalf of the board of directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In this context, the committee has met and held discussions with management and Grant Thornton LLP, the Company’s independent registered public accounting firm. Management represented to the committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the audit committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the committee and the independent auditors have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures. The committee has discussed with the Company’s independent auditors, with and without management present, their evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the audit committee recommended to the board of directors and the board of directors approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2011, for filing with the Securities and Exchange Commission. The audit committee also appointed and the board of directors ratified, the selection of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ended November 30, 2012.

Harold Berger (Chairman)             George Gaines             Jonathan Wheeler

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 18, 2012, by (i) each current director and executive officer of the Company, (ii) each director nominee of the Company, (iii) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of our common stock and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated below, each of the stockholders named in the table has sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class (1)
Current directors, nominees and executive officers:
David Portnoy (3)	955,467	8.32%
Mark Portnoy (4)	528,144	4.60%
George Gaines	700,000	6.26%
Harold Berger	6,130	*
Jonathan Wheeler	35,000	*
Jill Taymans (5)	65,663	*
Oleg Mikulinsky(6)	13,333	*
Other beneficial owners:
Ki Yong Choi (7)	2,186,568	19.56%
All current directors and executive officers as a group (7 persons) (8)	2,303,737	19.45%

*	Less than 1%.
(1)	Pursuant to applicable SEC rules, the percentage of voting stock for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholders as June 18, 2012 by (ii) the sum of (a) 11,180,458 which is the number of shares of common stock outstanding as June 18, 2012 plus (b) the number of shares issuable upon exercise of options (which are shares that are not voting until exercised) held by such stockholder which were exercisable as of June 18, 2012 or will become exercisable within 60 days. Unless otherwise indicated, the address of each person in the table is 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from June 18, 2012. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(3)	Includes 199,080 shares of Common Stock held directly through IRA accounts of David Portnoy, 18,100 shares that he owns individually of record, 122,798 shares of Common Stock held by Partner-Community, Inc., as to which David Portnoy may be deemed the beneficial owner as Chairman of the Board and Secretary, 55,219 shares of Common Stock held by uTIPu, as to which David Portnoy may be deemed the beneficial owner as Chairman of the Board, 199,738 shares of Common Stock held by Mayim Investment Limited Partnership, as to which David Portnoy may be deemed the beneficial owner as the managing member and owner of Mayim Management, LLC, which is the general partner of Mayim Management Limited Partnership, which is the general partner of Mayim Investment Limited Partnership; 51,678 shares of Common Stock held by spouse, 4,854 shares held by David Portnoy as custodian for his minor son; and 4,000 Shares held by David Portnoy as custodian for his minor daughter. Includes 300,000 shares subject to stock options.

(4)	Includes 130,029 shares of common stock held by Capital Asset Fund #1 Limited Partnership, as to which Mark Portnoy may be deemed beneficial owner as its general partner. Also, includes 300,000 shares subject to stock options.
(5)	Includes 48,111 shares subject to stock options.
(6)	Includes 13,333 shares subject to stock options.
(7)

A group consisting of Mr. Choi and UAD 7/21/01 FBO Choi Family Living Trust filed a Schedule 13D/A on May 30, 2012 (“the Schedule 13D/A”) reporting the following beneficial ownership: (i) 1,953,096 shares of common stock held directly by Mr. Choi, as to which he has the sole power to vote and dispose or direct the disposition; and (ii) 233,472 shares of common stock held by UAD 7/21/01 FBO Choi Family Living Trust, as to which Mr. Choi has the sole power to vote and dispose or direct the disposition. Beneficial ownership information is supplied per the Schedule 13D/A. The address for Mr. Choi, as set forth in the Schedule 13D/A filed May 30, 2012, is c/o Kevin Friedman, Esq., Richardson and Patel, LLP, 750 Third Avenue, 9th Floor, New York, NY 10017.

(8)	Includes 261,444 shares subject to stock options.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation during the fiscal year ended November 30, 2011, paid to or earned by (i) the Company’s Chief Executive Officer and (ii) the two other most highly compensated individuals that served as executive officers of the Company as of November 30, 2011, whose total compensation received from the Company during such fiscal year exceeded $100,000 (collectively, the “named executives”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($) (2)		Non-Equity Incentive Compensation Plan		All Other Compensation ($) (3)		Total
David Portnoy Co-Chief Executive Officer (1)	2011		$54,519		$0		$79,542		$0		$0		$134,061
Mark Portnoy Co-Chief Executive Officer (1)	2011		$48,462		$0		$79,542		$0		$0		$128,004
Jill Taymans Vice President Finance, Chief Financial Officer	2011 2010	$ $	177,852 175,838	$ $	0 0	$ $	11,605 4,945	$ $	0 0	$ $	0 0	$ $	189,457 180,783
Mercedes Walton Former Chief Executive Officer (4)	2011 2010	$ $	319,692 371,198	$ $	0 0	$ $	31,551 17,080	$ $	0 0	$ $	19,806 22,973	$ $	371,049 411,251
Julie Allickson Former Vice President of Laboratory Operations and R&D (5)	2011 2010	$ $	158,335 156,202	$ $	0 0	$ $	11,605 4,945	$ $	0 0	$ $	0 0	$ $	169,940 161,147

(1)	Messrs. Portnoy and Portnoy became Co-Chief Executive Officers effective August 31, 2011 and accordingly their compensation disclosure reports for only this period of fiscal 2011. See, “Employment Agreements and Change in Control Agreements” for a description of the 2012 compensation being paid to Messrs. Portnoy and Portnoy.
(2)	Represents the dollar amount recognized for financial reporting purposes in fiscal 2011 and 2010. The fair value was estimated using the Black-Scholes option-pricing model. The amount reported has been adjusted to eliminate service-based forfeiture assumptions used for financial reporting purposes. See Note 7, Stockholders’ Equity, to our consolidated financial statements for a discussion of our accounting for stock options and the assumptions used.
(3)	Represents perquisites and other benefits, valued on the basis of aggregate incremental cost to the Company.
(4)	On August 31, 2011, the Board of Directors of the Company terminated Ms. Walton as Chief Executive Officer and former Chairman of the Board of Directors.
(5)	Julie Allickson resigned from the Company effective April 27, 2012.

Narrative Disclosure Regarding Summary Compensation Table

Compensation Philosophy

Our executive compensation policies are designed to provide competitive levels of compensation that integrate pay with our annual objectives and long-term goals, align the long-term interests of management with those of our stockholders, reward for achieving performance objectives, recognize individual initiative and achievements, and assist us in attracting and retaining highly qualified and experienced executives. The compensation committee of our board of directors is primarily responsible for acting on our philosophical approach to executive compensation. There are three primary elements in our executive compensation program: base salary compensation, cash bonus and stock options.

Base salary compensation is based on the potential impact the individual may have on the Company, the skills and experience required by the job, comparisons with comparable companies and the performance and potential of the incumbent in the job.

A cash bonus pool along with Company performance targets and individual performance objectives are established at the beginning of each fiscal year by the compensation committee. At the end of the fiscal year each performance target is measured and bonuses are paid at the end of the fiscal year if the set performance targets established at the beginning of the fiscal year are attained. A percentage of the pre-determined cash bonus pool is paid to the named officer depending on the performance targets met by the Company and the individual. In fiscal years 2011 and 2010, 75% of the amount of the potential bonus was based on the Company performance targets and 25% was based on the named officer’s individual performance objectives associated with corporate strategy. The revenue and earnings target levels disclosed below and the undisclosed number of new umbilical cord blood and menstrual stem cell units and customer satisfaction survey results target levels utilized in fiscal 2010 and 2011 require significant effort by the Company to achieve extraordinary performance and are very difficult to attain. In fiscal 2010, the Company performance targets required to earn cash bonuses were based on the number of new umbilical cord blood and menstrual stem cell units; $16.8 million in revenue; $1.3 million in earnings; and customer satisfaction survey results. No cash bonuses were paid to the named officers in fiscal 2010 because the Company did not meet all of the performance targets for fiscal 2010. In fiscal 2011, the Company performance targets required to earn cash bonuses were based on the number of new umbilical cord blood and menstrual stem cell units; $19.4 million in revenue; $1.9 million in earnings; and customer satisfaction survey results. No cash bonuses were paid to the named officers in fiscal 2011 because the Company did not meet all of the performance targets for fiscal 2011.

Stock options are granted to our executive officers in order to maintain competitive pay packages and to align management’s long-term interests with those of our stockholders. The compensation committee approves stock option grants to our executives and key personnel. Awards vest and options become exercisable based upon criteria established by the compensation committee. There were 200,000 and 50,625 stock options awarded to the executive officers in 2011 and 2010, respectively.

Overall, the compensation committee attempts to establish levels of executive compensation that it believes to be competitive with those offered by employers of comparable size, growth and profitability in the Company’s industry and in general industry. In establishing the levels of the various compensation elements, the compensation committee has from time to time used the services of compensation consultants although the Company did not engage a compensation consultant during fiscal 2011.

Employment Agreements and Change in Control Arrangements

David Portnoy Employment Agreement. On December 1, 2011, the Company entered into a two-year employment agreement (the “David Portnoy Agreement”) with David Portnoy as the Chairman of the Board and Co-Chief Executive Officer effective December 1, 2011 (the “Commencement Date”). The David Portnoy Agreement provides for an annual base salary of $225,000. In addition to base salary, for the fiscal years ending November 30, 2012 and November 30, 2013, Mr. Portnoy will be entitled to a performance-based bonus of an amount up to 35%, 65% or 100% of base salary, depending on whether the stated performance targets are achieved. On February 13, 2012, the David Portnoy Agreement was amended to clarify that the determination of whether the “Threshold”, “Target”, and “Stretch” performance standards have been achieved with respect to (i) bonuses to be paid under Section 3(b) of the David Portnoy Agreement; and (ii) the grant of the equity awards described in Section 3 (c)(ii) of the David Portnoy Agreement, shall be made without regard to any accounting impact of such awards on the Company’s financial statements. The amendment to the David Portnoy Agreement also revises Section 3(c)(ii) to correct the Company’s fiscal year end date. The David Portnoy Agreement provides a signing bonus in the form of non-qualified stock options. Accordingly, on December 1, 2011, Mr. Portnoy was granted stock options to acquire 200,000 shares of Company stock at $1.72 per share, which was the closing price of the Company’s stock on that day. Generally, one-third of the award is vested on the day of grant, one-third becomes vested on the first anniversary of the grant date, and one-third becomes vested on the second anniversary of the grant date. The David Portnoy Agreement specifies immediate vesting under certain events. If specified performance targets are achieved at the “stretch” level and Mr. Portnoy is still employed by the Company as of November 30, 2013, Mr. Portnoy will receive a grant of non-qualified stock options of up to 300,000 shares. Such grants shall be made no later than February 28, 2014 and shall have a grant price equal to $1.72, which is the closing price of the Company’s stock on December 1, 2011.

The David Portnoy Agreement also provides for reimbursement for all business expenses, including reasonable commuting expenses for David Portnoy between his home in Miami, Florida to the Company’s headquarters in Tampa, Florida, including lodging and rental car expenses for when he is working in the Company’s offices in Tampa. Mr. Portnoy’s principal place of employment shall be at the Company’s headquarters, but he may elect in his discretion to work from his residence in Miami, Florida. The Company shall pay reasonable legal and financial consulting fees and costs incurred in negotiating the agreements and shall pay him up to $75,000 in legal fees related to any dispute or question of interpretation regarding the agreements. Mr. Portnoy will also participate in the employee benefit plans that the Company generally makes available to Company employees from time to time, including retirement and health plans.

Upon the occurrence of an involuntary termination of employment or a voluntary termination of employment for “Good Reason” (as defined in the agreements), the David Portnoy Employment Agreement provides for severance pay equal to the greater of one times Mr. Portnoy’s then-current annual base salary or the then-current base salary for the remaining term of the agreement, paid in a lump sum. However, if such termination of employment is in connection with a change in control (as defined in the agreement) that occurs before December 1, 2012, then the agreement provides for severance pay equal to two times Mr. Portnoy’s then-current base salary and the Company will reimburse Mr. Portnoy, on a grossed up basis, for any penalty taxes owed on any excess parachute amounts under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Company shall provide, at no cost to Mr. Portnoy, continued life insurance coverage and nontaxable medical, dental and disability insurance coverage substantially similar to the coverage maintained by the Company for Mr. Portnoy prior to such termination for 36 months after the termination. If the termination of employment is due to disability (as defined in the agreement), the agreement provides for the continuation of Mr. Portnoy’s base salary for the greater of one year or the remaining term of the agreement. If the termination of employment is due to death, the agreement provides for payment of Mr. Portnoy’s base salary for one year after his date of death, and the Company will continue to provide medical and dental coverage for Mr. Portnoy’s family for one year after his death. The agreement includes a one-year non-competition restriction and a two-year restriction on solicitation of employees or customers.

Mark Portnoy Employment Agreement. On December 1, 2011, the Company entered into a two-year employment agreement (the “Mark Portnoy Agreement”) with Mark Portnoy as the Co-Chief Executive Officer effective December 1, 2011 (the “Commencement Date”). The Mark Portnoy Agreement provides for an annual base salary of $200,000. In addition to base salary, for the fiscal years ending November 30, 2012 and November 30, 2013, Mr. Portnoy will be entitled to a performance-based bonus of an amount up to 35%, 65% or 100% of base salary, depending on whether the stated performance targets are achieved. On February 13, 2012, the Mark Portnoy Agreement was amended to clarify that the determination of whether the “Threshold”, “Target”, and “Stretch” performance standards have been achieved with respect to (i) bonuses to be paid under Section 3(b) of the Mark Portnoy Agreement; and (ii) the grant of the equity awards described in Section 3 (c)(ii) of the Mark Portnoy Employment Agreement, shall be made without regard to any accounting impact of such awards on the Company’s financial statements. The Mark Portnoy Agreement provides a signing bonus in the form of non-qualified stock options. Accordingly, on December 1, 2011, Mr. Portnoy was granted stock options to acquire 200,000 shares of Company stock at $1.72 per share, which was the closing price of the Company’s stock on that day. Generally, one-third of the award is vested on the day of grant, one-third becomes vested on the first anniversary of the grant date, and one-third becomes vested on the second anniversary of the grant date. The Mark Portnoy Agreement specifies immediate vesting under certain events. If specified performance targets are achieved at the “stretch” level and Mr. Portnoy is still employed by the Company as of November 30, 2013, Mr. Portnoy will receive a grant of non-qualified stock options of up to 300,000 shares. Such grants shall be made no later than February 28, 2014 and shall have a grant price equal to $1.72, which is the closing price of the Company’s stock on December 1, 2011.

The Mark Portnoy Agreement also provides for reimbursement for all business expenses, including moving expenses incurred for Mr. Portnoy to relocate his primary residence to Tampa, Florida. The Company shall pay reasonable legal and financial consulting fees and costs incurred in negotiating the agreements and shall pay him up to $75,000 in legal fees related to any dispute or question of interpretation regarding the agreements. Mr. Portnoy will also participate in the employee benefit plans that the Company generally makes available to Company employees from time to time, including retirement and health plans.

Upon the occurrence of an involuntary termination of employment or a voluntary termination of employment for “Good Reason” (as defined in the agreement), the Mark Portnoy Agreement provides for severance pay equal to the greater of one times Mr. Portnoy’s then-current annual base salary or the then-current base salary for the remaining term of the agreement, paid in a lump sum. However, if such termination of employment is in connection with a change in control (as defined in the agreement) that occurs before December 1, 2012, then the agreement provides for severance pay equal to two times Mr. Portnoy’s then-current base salary and the Company will reimburse the Executive, on a grossed up basis, for any penalty taxes owed on any excess parachute amounts under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Company shall provide, at no cost to Mr. Portnoy, continued life insurance coverage and nontaxable medical, dental and disability insurance coverage substantially similar to the coverage maintained by the Company for Mr. Portnoy prior to such termination for 36 months after the termination. If the termination of employment is due to disability (as defined in the agreement), the agreement provides for the continuation of Mr. Portnoy’s base salary for the greater of one year or the remaining term of the agreement. If the termination of employment is due to death, the agreement provides for payment of Mr. Portnoy’s base salary for one year after his date of death, and the Company will continue to provide medical and dental coverage for Mr. Portnoy’s family for one year after his death. The agreement includes a one-year non-competition restriction and a two-year restriction on solicitation of employees or customers.

Taymans Employment Agreement. On November 1, 2005, the Company entered into a one-year employment agreement with Jill M. Taymans, as the Company’s Chief Financial Officer and Vice President (the “Taymans Employment Agreement”). Under the Taymans Employment Agreement, the one-year term is automatically extended for additional one-year periods unless, at least 60 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement. The Taymans Employment Agreement was amended in July 2008 to provide that the then-current term would expire on November 30, 2008. The ending date of the current term of the Taymans Employment Agreement is November 30, 2012.

At all times during the term of the Taymans Employment Agreement (as the same may be extended), Ms. Taymans will be eligible for discretionary merit increases and adjustments in base salary, in addition to discretionary annual bonuses awarded at the discretion of the compensation committee of the Company’s board of directors. The Taymans Employment Agreement provides that she will be eligible to receive long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined by the compensation committee of the Company’s board of directors.

In the event of a termination of employment of Ms. Taymans upon or within one year of a Change in Control (as defined in the Taymans Employment Agreement), or prior to the Change in Control if the termination was related to the Change in Control, if the termination was by the Company without cause or was by Ms. Taymans due to being requested to accept without cause a demotion or relocation, Ms. Taymans will be entitled to receive the following: (i) all earned compensation through the date of termination (or, if greater, on the date immediately preceding a Change in Control); and (ii) 12 months of base salary as in effect on the termination date (or, if greater, base salary in effect immediately prior to the Change in Control).

Under the Taymans Employment Agreement, the Company will also provide Ms. Taymans with certain other benefits, including continued participation in all applicable Company benefit plans and payment of reasonable business expenses.

In the Taymans Employment Agreement, Ms. Taymans agreed not to compete with the Company or solicit its customers, clients or employees during the term of her Employment Agreement and for a 12-month period following her termination of employment under the agreement.

Mikulinsky Employment Agreement. On March 5, 2012, the Company entered into a one-year employment agreement (the “Mikulinsky Employment Agreement”) with Oleg Mikulinsky, as the Company’s Chief Information Officer. The one-year term of the Employment Agreement will be automatically extended for additional one-year periods unless, at least 30 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement.

At all times during the term of his Employment Agreement (as the same may be extended), Mr. Mikulinsky will be eligible for discretionary merit increases and base salary adjustments, in addition to discretionary annual bonuses awarded at the discretion of the compensation committee of the Company’s board of directors. The Mikulinsky Employment Agreement provides he will also be eligible for long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined by the compensation committee of the Company’s board of directors.

In addition to base salary, the Mikulinsky Employment Agreement provided a signing bonus in the form of non-qualified stock options. Accordingly, on March 5, 2012, Mr. Mikulinsky was granted stock options to acquire 40,000 shares of Company common stock at $2.05 per share, which was the closing price of the Company’s stock on that day. One-third of the award is vested on the day of grant, one-third becomes vested on the first anniversary of the grant date, and one-third becomes vested on the second anniversary of the grant date. If specified performance targets are achieved at the “stretch” level, and if Mr. Mikulinsky is still employed by the Company as of March 4, 2014, then Mr. Mikulinsky will receive a grant of non-qualified stock options of up to 40,000 shares. Such grants shall have a grant price equal to $2.05, which is the closing price of the Company’s stock on March 5, 2012.

In the event of a termination of employment of Mr. Mikulinsky upon or within one-year of a Change in Control (as defined in the Mikulinsky Employment Agreement), or prior to the Change in Control if the termination was related to the Change in Control, if the termination was by the Company without cause or was by executive due to being requested to accept without cause a demotion or relocation, Mr. Mikulinsky will be entitled to receive the following: (i) all earned compensation through the date of termination (or, if greater, on the date immediately preceding a Change in Control); and (ii) 12 months of base salary as in effect on the termination date (or, if greater, base salary in effect immediately prior to the Change in Control).

Under the Mikulinsky Employment Agreement, the Company will also provide Mr. Mikulinsky with certain other benefits, including continued participation in all applicable Company benefit plans and payment of reasonable business expenses.

In the Mikulinsky Employment Agreement, Mr. Mikulinsky agreed not to compete with the Company or solicit its customers, clients or employees during the term of his respective Employment Agreement and for a 12-month period following the termination of employment under agreements.

Kelley Employment Agreement. On June 18, 2012, the Company entered into a one-year employment agreement with Linda Kelley, PhD, as the Company’s Chief Scientific Officer (the “Kelley Employment Agreement”). Under the Kelley Employment Agreement, the one-year term is automatically extended for additional one-year periods unless, at least 60 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement.

At all times during the term of the Kelley Employment Agreement (as the same may be extended), Dr. Kelley will be eligible for discretionary merit increases and adjustments in base salary, in addition to discretionary annual bonuses awarded at the discretion of the compensation committee of the Company’s board of directors. The Kelley Employment Agreement provides that she will be eligible to receive long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined by the compensation committee of the Company’s board of directors.

In addition to base salary, the Kelley Employment Agreement provided a signing bonus in the form of non-qualified stock options. Accordingly, on June 18, 2012, Dr. Kelley was granted stock options to acquire 20,000 shares of Company common stock at $2.36 per share, which was the closing price of the Company’s stock on that day. One-third of the award becomes vested one-year from the day of grant, one-third becomes vested on the second anniversary of the grant date, and one-third becomes vested on the third anniversary of the grant date.

In the event of a termination of employment of Dr. Kelley upon or within one year of a Change in Control (as defined in the Kelley Employment Agreement), or prior to the Change in Control if the termination was related to the Change in Control, if the termination was by the Company without cause or was by Dr. Kelley due to being requested to accept without cause a demotion or relocation, Dr. Kelley will be entitled to receive the following: (i) all earned compensation through the date of termination (or, if greater, on the date immediately preceding a Change in Control); and (ii) 12 months of base salary as in effect on the termination date (or, if greater, base salary in effect immediately prior to the Change in Control).

Under the Kelley Employment Agreement, the Company will also provide Dr. Kelley with certain other benefits, including continued participation in all applicable Company benefit plans and payment of reasonable business expenses.

In the Kelley Employment Agreement, Dr. Kelley agreed not to compete with the Company or solicit its customers, clients or employees during the term of her Employment Agreement and for a 12-month period following her termination of employment under the agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options held by the named executives at November 30, 2011:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date
David Portnoy	August 31, 2011(1)	33,333	66,667		$2.90	August 31, 2018
Mark Portnoy	August 31, 2011(1)	33,333	66,667		$2.90	August 31, 2018
Jill Taymans	April 4, 2006(2) August 3, 2009(2) February 1, 2010(2)	29,548 12,375 3,094	— 6,188 6,187	$ $ $	3.34 1.73 1.50	April 4, 2013 August 3, 2016 February 1, 2017
Julie Allickson (4)	April 4, 2006(2) April 18, 2007(3) August 3, 2009(2) February 1, 2010(2)	18,624 15,000 12,375 3,094	— — 6,188 6,187	$ $ $ $	3.34 2.05 1.73 1.50	April 4, 2013 April 18, 2014 August 3, 2016 February 1, 2017

(1)	1/3 of the options vest immediately on the date of grant, 1/3 of the options vest one-year from the date of grant and 1/3 of the options vest two-years from the date of grant.
(2)	1/3 of the options vest one-year from the date of grant, 1/3 of the options vest two-years from the date of grant and 1/3 of the options vest three-years from the date of grant.
(3)	Options vested 1/12 on the 1st of each month following the date of grant.
(4)	Julie Allickson resigned from the Company effective April 27, 2012.

Director Compensation

Directors who are employees of the Company receive no compensation for their services as directors or as members of committees. Non-employee directors are paid an annual retainer in the amount of $12,000 and an attendance fee of $3,000 for each board meeting and $1,000 for each committee meeting, and are reimbursed for their reasonable expenses incurred in attending the meeting. The fee for participation in a board or committee meeting held by telephone conference call and lasting at least one hour is $1,000. Each non-employee director receives an annual stock option grant in the amount of 7,500 shares on the date of the annual stockholders’ meeting in each year. Newly elected non-employee directors receive a stock option grant of 20,000 shares per person. All of such stock options have an exercise equal to the fair market value of the common stock on the date of grant.

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended November 30, 2011:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Harold Berger (2)	$9,000	$3,614	$12,614
George Gaines (2)	$9,000	$3,614	$12,614
Jonathan Wheeler (2)	$9,000	$3,614	$12,614
Anthony Atala (2)	$4,000	$3,614	$7,614
Ki Yong Choi (3)	$17,000	$6,264	$23,264
Michael Cho (3)	$19,000	$8,111	$27,111
Scott Christian (3)	$25,000	$3,525	$28,525
Andrew Filipowski (3)	$23,000	$3,525	$26,525
Anthony Finch (3)	$25,000	$3,525	$28,525
Sung Won Sohn (3)	$21,000	$8,111	$29,111

(1)	Represents the dollar amount recognized for financial reporting purposes in fiscal 2011 under SFAS 123R with respect to stock options. The fair value was estimated using the Black-Scholes option-pricing model. The amount reported has been adjusted to eliminate service-based forfeiture assumptions used for financial reporting purposes. See Note 7, Stockholders’ Equity, to our consolidated financial statements for a discussion of our accounting for stock options and the assumptions used.

(2)	Represents compensation beginning August 30, 2011. The Company held its 2011 Annual Meeting of Stockholders on August 25, 2011 at which Harold Berger, George Gaines, Jonathan Wheeler and Anthony Atala were appointed to the Company’s Board of Directors.
(3)	Represents compensation for services through August 25, 2011. At the Company’s 2011 Annual Meeting, Ki Yong Choi, Michael Cho, Scott Christian, Andrew Filipowski, Anthony Finch and Sung Won Sohn were not re-elected to the Company’s Board of Directors

PROPOSAL III - APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN

In December 2011, the board of directors approved and adopted the Company’s 2012 Equity Incentive Plan (the “Plan”). There were 1,500,000 shares of the Company’s common stock reserved for issuance pursuant to stock options, restricted stock, stock-appreciation rights (commonly referred to as “SARs”) and stock awards (i.e. performance shares and performance units) under the Plan. In May 2012, the board of directors approved an amendment to the Plan to increase the number of shares of the Company’s common stock reserved for issuance under the Plan to 2,500,000 shares. As of the date of this Proxy Statement, there were 1,500,000 shares granted under the Plan. If stockholders approve the Plan, Company officers and employees will be eligible to receive incentive stock options (“ISO’s”) pursuant to the Plan. The summary of the Plan that follows is qualified in its entirety by reference to the complete text of the Plan contained in Appendix B.

Administration. The Plan will be administered by the members of our Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Plan. The Committee has the authority and discretion to select the persons who will receive awards; to establish the terms and conditions relating to each award; to adopt rules and regulations relating to the Plan; and to interpret the Plan.

Share Limits. Subject to permitted adjustments for certain corporate transactions, the Plan authorizes the issuance to participants of up to 2,500,000 shares of our common stock pursuant to grants of restricted stock awards, performance shares, restricted stock units, stock appreciation rights, incentive stock options and non-qualified stock options. All of the shares may be delivered pursuant to the exercise of stock options, all of which may be granted as incentive stock options. The maximum number of shares of stock that may be issued as restricted stock awards or as other awards settled in stock is 450,000 shares. The maximum number of stock options or stock appreciation rights that may be granted to any one participant in any calendar year is 700,000 shares. The maximum number of restricted stock awards or restricted stock unit awards that may be granted to any one participant in any one calendar year is 225,000. The maximum dollar amount payable to any one participant pursuant to cash settled stock appreciation rights granted in any calendar year is $200,000. The maximum performance unit awards or performance share awards that any one participant may receive in any one calendar year is 225,00 shares if payable in stock or the equal value of 225,000 shares if payable in cash, determined as of the earlier of the vesting or payout date. The Plan may be funded with authorized but unissued shares or with shares repurchased in open market transactions.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan. To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, or (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued.

In the event of a corporate transaction involving Company stock (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Eligibility. Our employees and directors are eligible to receive awards under the Plan, except that non-employees may not be granted incentive stock options.

Types of Awards. The Committee may determine the type and terms and conditions of awards under the Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in any combination.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Plan, the exercise price may generally not be less than the fair market value of the closing price of a share of our common stock on the date of grant. The Committee will determine the fair market value of the common stock, in accordance with Code Section 422 and applicable requirements of Code Section 409A, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Code Section 422. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

The Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment in cash, Company common stock, or a combination thereof, in an amount equal to the excess of the fair market value of a share of Company common stock on the date of exercise of the stock appreciation right over the fair market value of the common stock on the date of grant of the stock appreciation right. The total number of shares that may be acquired upon the exercise of a stock appreciation right will be rounded down to the nearest whole share.

The Committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same conditions as the related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related stock option and the exercise of the related stock option cancels the tandem stock appreciation right.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Unit Awards. Restricted stock unit awards may be denominated in whole shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit award. Restricted stock unit awards granted under the Plan may be settled in cash, Company common stock, or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock unit awards granted under the Plan.

Dividend Equivalent Rights. A dividend equivalent right represents the right to receive cash dividends that are or would be payable with respect to shares of Company common stock underlying the equity-based award. A dividend equivalent right may be granted by the Committee in connection with the grant of any equity-based or equity-related award under the Plan with respect to the shares of Company common stock covered by the award. Dividend equivalent rights may also be granted on a free-standing basis in the sole discretion of the Committee. Free-standing dividend equivalent rights entitle the holder to receive a cash payment equal in value to the dividends paid with respect to a specified number of shares of Company common stock. Upon payment of a dividend on shares of Company common stock, the participant holding a dividend equivalent right with respect to an equity-based award shall receive an amount of cash equal to the amount of the cash dividend paid per share of stock, multiplied by the number of shares of our stock underlying the related equity award. Dividend equivalent rights will be forfeited at the same time as a related award granted under the Plan is forfeited for any reason.

Performance-Based Awards. The Committee is authorized to grant awards, the vesting of which is subject to the satisfaction of performance-based conditions. Performance-based awards include performance share awards, performance unit awards, restricted stock unit awards (if designated as performance awards) and other stock-based awards (if designated as performance awards).

Performance Share Awards. A performance share award is a grant denominated in whole shares of common stock that represents the right to receive the fair market value of a share of common stock upon satisfaction of performance-based conditions. Performance share awards may be settled in cash, shares of Company common stock, or a combination thereof. Prior to delivery of shares of our stock in settlement of a performance share award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our stock.

Performance Unit Awards. A performance unit award will be denominated in a specified dollar amount and represents the right to receive the payment of a specified dollar amount (or a percentage of a specified dollar amount) upon the satisfaction of performance based conditions. Performance unit awards may be settled in cash, shares of Company common stock, or a combination thereof. Prior to delivery of shares of common stock in settlement of a performance unit award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our common stock.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: revenue; diluted revenue per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income; cash earnings; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); sales force roll out; information technology implementation; quarterly revenue growth and earnings; or any combination of the foregoing. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises negative discretion as permitted under Code Section 162(m). In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards. If the vesting of an award under the Plan is conditioned on the completion of a specified period of service without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or service following a change in control, as determined by the Committee.

Change in Control. Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. In the event of a change in control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the change in control. For the purposes of the Plan, a Change in Control of the Company shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs or is implemented; or (d) on or before December 1, 2012, the Company has received a Nomination Solicitation Notice, as that term is defined in Article II, Section 10 of the Company’s Bylaws, which Nomination Solicitation Notice is determined to have been filed in a timely manner and in compliance with the Company’s Bylaws.

Forfeiture. The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of service with the Company; any material violation of one or more of our policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to our business or reputation.

If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse us the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse us for all or any part of the amount of any payment in settlement of any award granted under the Plan.

Amendment and Termination. The Board of Directors may, at any time, amend or terminate the Plan or any award granted under the Plan, provided that, except as provided in the Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the Plan), or materially modify the requirements for participation in the Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Plan or any award agreement, to take effect retroactively or otherwise, to conform the Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect our financial condition or results of operations.

Duration of Plan. The Plan is being submitted to stockholders for approval at our 2012 annual meeting. The Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Plan on or after the 10-year anniversary of the effective date of the Plan, which is December 1, 2011. At any time, the Board of Directors may terminate the Plan. However, any termination of the Plan will not affect outstanding awards.

Federal Income Tax Considerations. The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Plan. This is a summary only and participants should consult with their personal tax advisors regarding the tax treatment of any awards under the plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code, or if exercised by the participant’s heir or beneficiary).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of grant of the incentive stock option and within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Dividend Equivalent Rights. The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company generally will be entitled to a corresponding tax deduction.

Stock Awards. A participant who has been granted a restricted stock award or a performance-based restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company generally will be entitled to a corresponding tax deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company generally will be entitled to a corresponding tax deduction. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award in taxable income in the year of grant and the Company generally will be entitled to a corresponding tax deduction.

Restricted Stock Unit Awards. A participant who has been granted a restricted stock unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit award vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit award is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit award is distributed. At the time the recipient recognizes taxable income on a restricted stock unit award, the Company generally will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Performance Awards Tax Treatment. Performance share awards and performance unit awards are earned when the award recipient satisfies pre-established performance goals; however the distribution of the value of the award may occur at that time or at some later date specified in the award agreement. Performance share awards and performance unit awards are similar to restricted stock unit awards in that income is recognized when the performance award is both (i) vested and (ii) distributed to the award recipient. An election under Code Section 83(b) may not be made with respect to performance share awards or performance unit awards. The Company will be entitled to a corresponding tax deduction at the time the recipient recognizes taxable income on a performance share award or a performance unit award.

Deduction Limits. Code Section 162(m) generally limits the Company’s ability to deduct compensation in excess of $1.0 million per year for our chief executive officer and the three other most highly compensated executives (excluding our chief financial officer) named in our summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, dividend equivalent rights, and other awards that are not subject to performance goals may be subject to this deduction limit if the amount of the value of the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Awards that are subject to performance goals that provide for accelerated vesting upon retirement or involuntary termination (other than due to death or disability) will not be considered performance-based compensation under Code Section 162(m). Accordingly, if such awards are not exempt from Code Section 162(m), income recognized on such awards by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit of Code Section 162(m). The Equity Incentive Plan is designed so that stock options, stock appreciation rights, performance-based restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards, and other stock-based awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. We expect that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that exceed the deduction limit.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment. Under FASB ASC Topic 718, we are required to recognize compensation expense on our income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN, AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

CERTAIN TRANSACTIONS

On January 16, 2008, the Company and Saneron CCEL Therapeutics, Inc. (“Saneron”) entered into a research and development agreement whereby the Company and Saneron will collaborate on research utilizing the Company’s menstrual stem cell technology in pre-clinical models for certain neurological diseases and disorders. Under terms of the agreement, the Company will provide Saneron with menstrual stem cells along with proprietary methodology associated with the technology. Saneron will provide study materials and develop research methodology for potential therapeutic applications associated with designated pre-clinical applications. Intellectual property resulting from this research collaboration will be jointly owned by the parties. The Company does not have any funding requirements with regard to the collaboration agreement. Cryo-Cell owns an approximate 34% equity interest in Saneron. This agreement was entered into as a result of arms’ length negotiations.

David Portnoy, the Company’s Chairman and Co-Chief Executive officer, is the brother of the Company’s Co-Executive Officer Mark Portnoy. The Company’s Audit Committee Chairman, Harold Berger, provides accounting services to the Company’s Co-Chief Executive Officer Mark Portnoy.

During the year ended November 30, 2011, the Company reimbursed Focus Financial Corp. approximately $349,506 for expenses that Focus Financial Corp. incurred on behalf of the Portnoy Group (of which Focus Financial Corp. was a member) in connection with the Portnoy Group’s successful proxy contest in 2011 and in connection with litigation resulting from the Company’s 2007 Annual Meeting. David Portnoy is the Chairman of Focus Financial Corp., an investment banking firm.

During the year ended November 30, 2011, the Company engaged Partner-Community, Inc. for IT consulting services. During the year, the Company paid Partner-Community, Inc. $6,759. David Portnoy is the chairman of the board and secretary of Partner-Community, Inc., a Florida corporation that provides software and hardware integration solutions to telecommunication companies, including AT&T and Verizon.

Approval of Related Party Transactions

Historically, the Company followed a policy of review and approval of transactions with directors, executive officers and their affiliates by the board of directors, with interested members of the board of directors abstaining from voting on approval of the transactions. Under this policy, the board of directors would approve such transactions only if they were found to be on terms no less favorable to the Company than would be available from third parties in arms-length transactions. On March 4, 2008, the Board of Directors adopted a policy that the Company will not enter into any transaction or commercial relationship with any director, director nominee, executive officer or greater than 5% stockholder of the Company.

OTHER BUSINESS

The Board does not know of any business, other than the proposals set forth in the attached Notice of Annual Meeting of Stockholders, to be acted upon at the annual meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that the proxies will vote on any such matters in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended November 30, 2011 filed with the SEC, which includes financial statements and financial statement schedules, was mailed to stockholders concurrently with this Proxy Statement. If a stockholder requires an additional copy we will provide one, without charge, upon written request to our corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677. Our 2010 Form 10-K and all other filings made with the SEC are available on the Company’s website at www.cryo-cell.com/investor_relations/ and the SEC’s website at www.sec.gov.

SOLICITATION OF PROXIES

Proxies are being solicited on behalf of the Board of Directors. In addition to soliciting by mail, certain of our directors, director nominees and executive officers may solicit proxies in person, by telephone or by electronic means, including utilizing the Company’s website, www.cryo-cell.com, to post the Company’s proxy materials and additional soliciting materials, if any. Additionally, the Company intends to allow for shareholders to vote via the Internet pursuant to instructions set forth on the accompanying proxy card. Directors, director nominees and executive officers will not be specifically compensated for soliciting proxies, but may be reimbursed expenses that they incur in connection with solicitation of proxies. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will upon request be reimbursed for their expenses in doing so. The Company has retained the services of Phoenix Advisory Partners, LLC (“Phoenix”), a professional proxy solicitation firm, to aid in the solicitation of proxies. Phoenix may solicit proxies in person, by mail, by telephone and by electronic communications. Phoenix will be paid a customary fee for its services, estimated at $10,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. In addition, we expect to pay additional fees to Phoenix ranging from $10,000 to $20,000 as a result of the proxy solicitation being conducted by Mr. Choi for his slate of director nominees at the meeting. Our aggregate expenses, including those of Phoenix, related to our solicitation of proxies in excess of those normally spent for an annual meeting as a result of the Mr. Choi’s nomination of directors, excluding salaries and wages of our executive officers, are expected to be approximately $100,000, of which approximately $5,000 has been spent to date.

Appendix A sets forth information relating to our directors, director nominees and executive officers who are considered “participants” in our solicitation under the rules of the U.S. Securities and Exchange Commission (SEC) by reason of their position as directors or director nominees of the Company or because they may be soliciting proxies on our behalf.

2013 ANNUAL MEETING STOCKHOLDER PROPOSALS

Pursuant to the Company’s bylaws, at an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors; (b) otherwise properly brought before the meeting by or at the direction of the board of directors; (c) in the case of a nomination for director, properly brought in accordance with the procedures described below; or (d) otherwise properly brought before the meeting by a stockholder entitled to vote at such meeting. For business other than a nomination for director to be properly brought before an annual meeting by a stockholder, the stockholder must be a stockholder of record and must have given written notice to the Secretary of the Company so as to be received at the principal executive offices of the Company no more than 90 days and no less than 60 days before the first anniversary date on which the Company mailed its proxy materials for the preceding year’s annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the proceeding year’s annual meeting such notice must be so received no later than the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made;

•

the class and number of shares of stock of the Company owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made;

•

a description of all arrangements or understandings among the stockholder and any other person or persons (naming such person or persons) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business;

•

whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote required to approve the proposal; and

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to bring the business before the annual meeting.

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials to be presented at the Company’s 2013 annual meeting of stockholders must submit the proposal to the Company at its executive offices no later than February 27, 2013. However, if the date of the Company’s 2013 annual meeting of stockholders is changed by more than 30 days from the date of the Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials for the 2013 annual meeting of stockholders. Stockholders who intend to present a proposal at the 2013 annual meeting of stockholders without including such proposal in the Company’s proxy statement are required to provide notice of such proposal to the Company in accordance with the advance notice procedures for stockholder proposals set forth in the Company’s bylaws as described above. These advance notice procedures supersede the notice period in SEC Rule 14a-4(c)(1) of the federal proxy rules regarding discretionary proxy voting authority with respect to such shareholder business.

CRYO-CELL INTERNATIONAL, INC.

Oldsmar, Florida

June 21, 2012

APPENDIX A

INFORMATION CONCERNING PARTICIPANTS

IN THE COMPANY’S SOLICITATION OF PROXIES

The following tables set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with our 2012 Annual Meeting of Stockholders.

Directors and Nominees

The principal occupations of our directors and nominees who are considered “participants” in our solicitation are set forth under the section titled “ELECTION OF DIRECTORS” of this Proxy Statement. The name and business addresses, and address of the organization of employment, of our directors and nominees are as follows:

Name	Address
David Portnoy	700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677
Mark Portnoy	700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677
Harold Berger	1399 Church Street, Decatur, GA 30030
George Gaines	1603 Orrington Avenue, Suite 1250, Evanston, Illinois 60201
Jonathan Wheeler, M.D.	36 Shady Lane, Irvine, CA 92603
Anthony Atala, M.D.	Wake Forest Baptist Medical Center, Medical Center Blvd.
Winston-Salem, N.C. 27157

Executive Officers

The principal occupations of our executive officers who are considered “participants” in our solicitation of proxies are set forth in the Proxy Statement under the section titled “ELECTION OF DIRECTORS”. The principal occupation refers to such person’s position with the Company, and the business address for each person is 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

Information Regarding Ownership of Common Stock by Participants

The number of shares of our common stock held by our directors and named executive officers as of June 18, 2012 is set forth under in the Proxy Statement under the section titled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”.

Information Regarding Transactions in Common Stock by Participants

The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above under “Nominees for Election” and “Other Executive Officers” during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	# of Securities Bought (Sold)
David Portnoy
	02/28/12	18,000
	06/22/11	1,331
	06/21/11	8,581
	06/10/11	(5,000)
	06/10/11	(5,000)
	06/10/11	(2,000)
	04/12/11	100
	03/14/11	1,436
	03/11/11	1,000
Mark Portnoy
	06/29/11	(1,000)
	06/28/11	(1,000)
	06/23/11	(1,000)
	06/22/11	(1,000)
	06/21/11	(1,000)
	06/06/11	(1,000)
	06/02/11	(1,000)
	06/01/11	(750)
	06/01/11	(250)
	05/25/11	(1,000)
George Gaines
	06/10/11	27,912
	05/31/11	12,438
	05/27/11	55,650
	05/20/11	4,000
	05/19/11	15,113
	05/18/11	3,887
	05/17/11	18,000
	04/27/11	800
Deborah Portnoy
	06/27/11	(3,000)
	06/23/11	(200)
	06/13/11	1,000
	06/10/11	2,045
	06/03/11	(2,000)
	06/02/11	(5,256)
	06/01/11	(5,000)

	05/20/11	644
	05/19/11	4,006
	05/19/11	290
	05/03/11	5,992
	04/29/11	15,850
	04/12/11	1,492
	04/08/11	15,000
	04/07/11	10,000
	04/06/11	(2,039)
Jonathan Wheeler, M.D.
	07/08/11	5,000
	06/13/11	5,000
Harold Berger
	05/26/11	630
	05/18/11	3,000
Gilbert and Lynne Portnoy
	04/28/11	475
Capital Asset Fund #1 L.P.
	06/22/11	26,306
	06/21/11	5,000
	06/20/11	18,500
	05/31/11	2,000
	05/20/11	3,700
	05/13/11	1,500
	04/26/11	500
	04/18/11	1,450
	03/17/11	2,000
	03/15/2011	50
Visual Investments Corp.
	05/25/11	(2,046)
	05/03/11	(16,642)
	05/02/11	(3,519)
	04/26/11	(1,470)
	04/21/11	(3,530)
	04/08/11	(15,000)
	04/07/11	(10,000)
PartnerCommunity, Inc.
	05/12/11	5,575

uTIPu, Inc.
	05/31/11	846
	05/20/11	1,300
	05/11/11	2,540
	04/27/11	2,300
	04/13/11	2,407
	03/29/11	775
	03/28/11	2,500
	03/25/11	2,200
	03/22/11	2,250
	03/07/11	2,490
Mayim Investment Ltd Partnership
	05/03/11	(419)
	05/02/11	(500)
	04/28/11	(3,000)

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or in the Proxy Statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting; or (iii) has within the past 10 years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, except as set forth below, neither we nor any of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Appendix A or in the Proxy Statement, none of the participants listed above or any of their associates have (i) other than the change in control provisions in the employment agreements with our executive officers which is described in the Proxy Statement under “Employment Agreements and Change in Control Arrangements”, any arrangements or understandings with any person with respect to any future employment by the Company or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

APPENDIX B

Cryo-Cell International, Inc.

2012 Equity Incentive Plan

Article 1. General

Section 1.1 Purpose, Effective Date and Term. The purpose of this Cryo-Cell International, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Cryo-Cell International, Inc. (the “Company”), and its Subsidiaries by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is December 1, 2011. The Plan will be submitted to the Company’s stockholders for approval at the Company’s 2012 annual meeting of stockholders. The Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

Article 2. Awards

Section 2.1 General. Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.10, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 which represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be modified unilaterally by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option.

(b) Stock Appreciation Rights. A stock appreciation right (a “SAR”) means a grant under Section 2.2, which represents the right to receive in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement) an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise, over (ii) the Exercise Price established by the Committee in accordance with Section 2.2 hereof.

(c) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(d) Restricted Stock Unit Awards. A Restricted Stock Unit Award means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit Award. A Restricted Stock Unit Award is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and may be settled in shares of Stock, cash, or a combination of cash and shares of Stock based on the Fair Market Value of a specified number of shares of Stock.

(e) Performance Share Awards. A Performance Share Award means a grant under Section 2.5(a) which is denominated in shares of Stock and represents the right to receive the Fair Market Value of a share of Stock upon satisfaction of performance-based conditions. A Performance Share Award may be settled in shares of Stock, cash, or a combination of cash and shares of Stock.

(f) Performance Unit Awards. A Performance Unit Award means a grant under Section 2.5(b) which is denominated in a specified dollar amount and represents the right to receive payment of a specified dollar amount (or a percentage of the specified dollar amount) upon satisfaction of performance-based conditions. A Performance Unit Award may be settled in cash, shares of Stock, or a combination of cash and shares of Stock.

(g) Other Stock-Based Awards. An Other-Stock Based Award means an equity-based or equity-related Award granted under Section 2.6 that is not otherwise described by the terms of this Plan.

(h) Dividend Equivalent Rights. A Dividend Equivalent Right means a grant under Section 2.7 hereof that entitles the Participant to receive the cash dividends that are or would be payable with respect to a share of Stock.

Section 2.2 Stock Options and SARs.

(a) Grant of Stock Options and SARs. Each Stock Option or SAR shall be evidenced by an Award Agreement which shall: (i) specify the number of Stock Options or SARs covered by the Award; (ii) specify the date of grant of the Stock Option or SAR; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or SARs granted in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including, but not limited to: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net shares settlement, whereby the Company withholds the exercise price and any taxes owed on the exercise, and only delivers the remaining net shares to the grantee; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option or a SAR shall be rounded down to the nearest whole share.

Section 2.3 Restricted Stock Awards.

(a) Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement which shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Cryo-Cell International, Inc. dated [Date], made pursuant to the terms of the Cryo-Cell International, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of Cryo-Cell International, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability and the requirement that the Participant execute a stock power in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

a. Terms and Conditions.

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights associated with the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4 Restricted Stock Unit Awards.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(c) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(c) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

Section 2.5 Performance Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award shall be evidenced by an Award Agreement which shall: (i) specify the number of shares of Stock covered by the Performance Share Award; (ii) specify the date of grant of the Performance Share Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.

(i) Terms and Conditions. Performance Share Awards shall be subject to the following terms and conditions:

(A) Subject to the limitations of the Plan, Performance Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance measures to be achieved during any performance period and the length of the performance period shall be determined by the Committee upon the grant of each Performance Share Award, provided that the performance period shall be no less than one year following the date of grant, and provided further that the Committee may at the time a Performance Share Award is granted specify a maximum amount payable in respect of such Award.

(B) At the time it grants a Performance Share Award, the Committee shall establish one or more performance measures from those set forth in Section 2.5(c) hereof, to which the Performance Share Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Share Award. The conditions for grant or vesting and the other provisions of the Performance Share Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Share Award is subject is not attained during the performance period, such Performance Share Award shall be forfeited without consideration.

(C) The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Share Awards shall be paid in a lump sum following the close of the performance period to which they relate and after the Committee certifies that the applicable performance levels have been satisfied. The grant of any Performance Share Award and the establishment of performance measures for Performance Share Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(D) If the performance measures for a Performance Share Award have been attained, payment in respect of such Performance Share Award shall be made at the close of the performance period to which such Award relates and after the Committee has certified that performance measures have been satisfied. Performance Share Awards may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Share Award. Prior to such delivery, the recipient of a Performance Share Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

(b) Grant of Performance Unit Awards. Each Performance Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the initial dollar value represented by the Performance Unit Award; (ii) specify the date of grant of the Performance Unit Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.

(i) Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:

(A) Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Unit Awards to Participants, which shall be denominated in a specified dollar amount and shall represent the right to receive payment of the specified dollar amount or a percentage (which may be more than 100%) of the specified dollar amount depending on the level of the applicable performance measure attained; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.

(B) At the time it grants a Performance Unit Award, the Committee shall establish one or more performance measures from those set forth in Section 2.5(c) hereof, to which the Performance Unit Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Unit Award. The conditions for granting or vesting and the other provisions of Performance Unit Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Unit Award is subject is not attained during the performance period, such Performance Unit Award shall be forfeited without consideration.

(C) The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee prior to any distribution. Performance Unit Awards shall be paid in a lump sum following the close of the performance period to which they relate. The grant of any Award and the establishment of performance measures for Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(D) If the performance measures for a Performance Unit Award have been attained, payment in respect of such Performance Unit Award shall be made following the close of the performance period to which such Award relates; provided, that the Committee has first certified that the applicable performance measures have been satisfied. Such payment may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Unit Award. Prior to such delivery, the recipient of a Performance Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

(c) Performance Measures. Performance measures under the Plan may be based on any one or more of the following:

i.	revenue;

ii.	diluted revenue per share

iii.	basic earnings per Share;

iv.	basic cash earnings per Share;

v.	diluted earnings per Share;

vi.	diluted cash earnings per Share;

vii.	net income;

viii.	cash earnings;

ix.	return on average stockholders’ equity;

x.	cash return on average stockholders’ equity;

xi.	return on average tangible stockholders’ equity;

xii.	cash return on average tangible stockholders’ equity;

xiii.	core earnings;

xiv.	operating income;

xv.	cash flow;

xvi.	strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

xvii.	stock price (including, but not limited to, growth measures and total shareholder return);

xviii.	sales force roll out;

xix.	information technology implementation;

xx.	quarterly revenue growth and earnings; or

xxi.	any combination of the foregoing.

Performance goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, may include or exclude any or all extraordinary or non-recurring items and may be applied on a consolidated basis or to individual business units, divisions or Subsidiaries.

(d) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m) so that no adjustments or exercise of discretion results in an increase in compensation with respect to an Award intended to be performance-based compensation. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6. Other Stock-Based Awards.

(a) Grant of Other Stock-Based Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Other Stock-Based Awards to Participants. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock, as determined by the Committee to be consistent with the purposes of the Plan, including without limitation, shares of Stock awarded purely as a “bonus” or other “incentive” whether or not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, purchase rights, and Awards valued by reference to the book value of shares of Stock or the value of securities of, or the performance of, specified Subsidiaries.

(b) Terms and Conditions.

(i) The Committee shall determine the terms and conditions of such Awards, which may include attainment of performance measures in accordance with Section 2.5(c). Shares of Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Stock, other Awards, or other property, as the Committee shall determine.

(ii) Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement which shall: (A) specify the number of shares of Stock related to the Other Stock-Based Award; (B) specify the date of grant of the Other Stock-Based Award; (C) specify the vesting period or market conditions or performance conditions (including whether the Award constitutes performance-based compensation that is subject to a performance measure under Section 2.5(c) hereof) that must be satisfied in order to vest in the Award; (D) provide the extent to which the Participant may receive Other Stock-Based Awards following termination of the Participant’s employment or Service to the Company or any Subsidiary; and (E) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 2.7 Dividend Equivalent Rights.

(a) In connection with the grant of any equity-based or equity-related Award hereunder, the Committee may grant a Participant a Dividend Equivalent Right with respect to the shares of Stock covered by such Award. Such grant of Dividend Equivalent Rights shall be included in the Award Agreement that evidences the grant of the related equity-based or equity-related Award. Notwithstanding the foregoing, Dividend Equivalent Rights may also be awarded on a free-standing basis in the sole discretion of the Committee. The Award Agreement entered into with the Participant shall be subject to the terms and conditions of the Plan, and the Dividend Equivalent Rights (other than free-standing Dividend Equivalent Rights) shall be subject to all the conditions and restrictions of the underlying Awards to which they relate.

(b) Each Dividend Equivalent Right represents the right to receive cash dividends that are or would be payable with respect to the shares of Stock underlying the equity-based or equity-related Award to which the Dividend Equivalent Right relates. Dividend Equivalent Rights granted on a free-standing basis will entitle the holder to a right to receive a cash payment equal in value to dividends paid with respect to a specified number of shares of Stock. Upon payment of a dividend on shares of Stock of the Company, the Participant holding a Dividend Equivalent Right with respect to equity-based or equity-related Awards shall promptly receive from the Company the amount of cash equal to the amount of the cash dividend paid per share of Stock, multiplied by the number of shares of Stock underlying the related Award.

(c) In the event an Award granted hereunder is forfeited for any reason, the related Dividend Equivalent Right shall also be forfeited. Unless otherwise determined by the Committee and set forth in the Award Agreement, a Dividend Equivalent Right is payable only while the Participant is an Employee or a Director.

Section 2.8 Vesting of Awards. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control), and provided that Service as a director emeritus or advisor director shall constitute Service for purposes of vesting.

Section 2.9 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.9 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. The following rules will apply to an Award which is determined to constitute Deferred Compensation:

(a) The terms of any such Award, including any authority of the Company or the Committee and rights of a Participant with respect to the Award, shall be limited to those terms permitted under Code Section 409A and the regulations thereunder;

(b) If a Participant is permitted to elect to defer such Award or any payment under such Award, the election shall be permitted only at times in compliance with Code Section 409A and the regulations thereunder;

(c) The Company shall have no authority to accelerate or delay distributions relating to such Awards in excess of the authority permitted under Code Section 409A and the regulations thereunder;

(d) Any distribution of an Award triggered by a Participant’s Termination of Service shall be made only at the time that the Participant has had a “Separation from Service” as defined in Section 8.1 or at such earlier time preceding a Termination of Service that there occurs another event triggering a distribution under the Plan or the applicable Award Agreement in compliance with Code Section 409A and the regulations thereunder;

(e) In the case of any distribution of such Award, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts; and

(f) In the case of any such Award providing for a distribution upon the lapse of a substantial risk of forfeiture, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.

Section 2.10 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.11 Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee, Director or service provider shall vest immediately upon such individual’s death, Disability or Retirement, provided however, that Performance Share Awards, Performance Unit Award or other Awards intended to qualify as performance-based compensation under Code Section 162(m) (other than a Stock Option or SAR award unless subject to performance based criteria) will not immediately vest on Retirement. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than Disability, Retirement, death or termination for Cause, Stock Options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options and SARs may be exercised only for a period of three months following termination, and any Restricted Stock Awards and other Awards that have not vested as of the date of termination shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, Restricted Stock Awards and all other Awards granted to a Participant under this Plan not exercised or vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all other Awards, other than any Award that is intended to qualify as performance-based compensation under Code Section 162(m), shall become fully vested at the date of Termination of Service. Options and SARs may be exercised for a period of one year following (or for the remaining term, if less) Termination of Service, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following termination of employment due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d) Upon Termination of Service for reason of Retirement, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award (except those that are subject to performance-based criteria), whether or not then exercisable at the date of Termination of Service and for a period of one year (or for the remaining term, if less). All other Awards, other than those Awards the vesting of which is based on satisfaction of performance-based conditions subject to Code Section 162(m), shall become fully vested on Retirement.

(e) The effect of a Change in Control on the vesting or exercisability of Stock Options, SARs and Restricted Stock Awards and other Awards is as set forth in Article 4 hereof.

Article 3. Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be equal to Two Million Five Hundred Thousand (2,500,000) shares of Stock. Any of such shares of Stock may be delivered pursuant to Stock Options (all of which may be granted as ISOs), and up to a maximum of Four Hundred Fifty Thousand (450,000) shares of Stock may be issued pursuant to Restricted Stock Awards or other Awards settled in Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option or SAR (other than a tandem SAR), a Restricted Stock Award, or other Award settled in Stock, the number of shares of Stock available for the granting of additional Stock Options, SARs, Restricted Stock Awards, or other Awards settled in Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option, SAR or Award is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Section 3.3 Limitations on Grants to Individuals.

(a) Options and SARs. The maximum number of shares of Stock that may be subject to Stock Options or SARs granted to any one Participant during any calendar year shall be Seven Hundred Thousand (700,000). For purposes of this Section 3.3(a), if a Stock Option is granted in tandem with an SAR, such that the exercise of the Stock Option or SAR with respect to a share of Stock cancels the tandem SAR or Stock Option right, respectively, with respect to such share, the tandem Stock Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

(b) Restricted Stock Awards and Restricted Stock Unit Awards. The maximum number of shares of Stock that may be subject to Restricted Stock Awards or Restricted Stock Unit Awards described under Section 2.1(c) and (d) which are granted to any one Participant during any calendar year shall be Two Hundred Twenty-Five Thousand (225,000).

(c) SARs Settled in Cash. The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SARs described under Section 2.1(b) which are granted to any one Participant during any calendar year shall be Two Hundred Thousand Dollars ($200,000).

(d) Performance Units or Performance Share Awards. The maximum aggregate Award of Performance Units or Performance Share Awards that a Participant may receive in any one plan year shall be Two Hundred Twenty-Five Thousand (225,000) shares if such Award is payable in shares of Stock, or equal to the value of Two Hundred Twenty-Five Thousand (225,000) shares of Stock if such Award is payable in cash or property other than shares of Stock, determined as of the earlier of vesting or the payout date, as applicable.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock Awards, or other Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs, Restricted Stock Awards, or other Awards and (iii) the Exercise Price of Stock Options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock Awards, and other Awards (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock Awards, and other Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Stock Options, SARs or Restricted Stock Awards and other Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options or SARs granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or SARs having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option or SAR being canceled.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Article 4. Change in Control

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option or SAR).

(b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c), Restricted Stock Unit Awards described in Section 2.1(d), and Other Stock-Based Awards described in Section 2.1(g), shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which is based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a Change in Control of the Company shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs or is implemented; or (d) on or before December 1, 2012, the Company has received a Nomination Solicitation Notice, as that term is defined in Article II, Section 10 of the Company’s Bylaws, which Nomination Solicitation Notice is determined to have been filed in a timely manner and in compliance with the Company’s Bylaws.

Article 5. Committee

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company which shall be comprised of not less than three Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award; provided, however, that at least two Disinterested Board Members participate in such discussions. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Article 6. Amendment and Termination

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.9, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4(c) materially modify the requirements for participation in the Plan, or (d) expand the types of Stock Options or Awards provided under the Plan unless the amendment under (a), (b), (c) or (d) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.9 to any Award granted under this Plan without further consideration or action.

Article 7. General Terms

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to receive a future Award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) and SARs (other than SARs granted in tandem with ISOs) under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. No other Awards shall be transferable prior to the time that such Awards vest in the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by each Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to a Stock Option or SAR settled in stock, reducing the number of shares of Stock subject to the Stock Option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to a Restricted Stock Award, or any other Award settled in Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding, or (iii) with respect to a SAR or other Award settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an Award under SFAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents or each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Florida without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Tampa, Florida, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance of filing with the Unites States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

Article 8. Defined Terms; Construction

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, SAR, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, Performance Unit Award or other Stock Based Award, or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” shall have the meaning described herein. If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, except as otherwise provided in the following sentence, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition or in the event an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Participant’s Disability, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction with the Company or its Subsidiaries, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n) “Dividend Equivalent Rights” has the meaning ascribed to it in Section 2.7.

(o) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Exercise Price” means the price established with respect to a Stock Option or SAR pursuant to Section 2.2.

(s) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirement of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(t) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the location of the Employee Participant’s principal office prior to the Change in Control.

(u) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(w) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(x) “ISO” has the meaning ascribed to it in Section 2.1(a).

a.	“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

b.	“Other Stock-Based Awards.” An Other-Stock Based Award means an equity-based or equity-related Award granted under Section 2.6 not otherwise described by the terms of this Plan.

c.	“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

d.	“Performance Share Award” has the meaning ascribed to it in Section 2.5(a).

e.	“Performance Unit Award” and “Performance Unit” has the meaning ascribed to them in Section 2.5(b).

f.	“Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

g.	“Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.4.

(hh) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(i) the attainment of age 75 by an Employee or Director; or

(ii) the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(ii) “SAR” has the meaning ascribed to it in Section 2.1(b).

(jj) “SEC” means the Securities and Exchange Commission.

(kk) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ll) “Service” means service as an Employee, consultant, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

a.	“Stock” means the common stock of the Company, $0.01 par value per share.

b.	“Stock Option” means an ISO or a Non-Qualified Option.

c.	“Subsidiary” means any corporation, affiliate, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(pp) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (pp), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv) A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraph of this sub-section “(pp),” the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.9 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will not exceed 49% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Tampa, Florida time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

PROXY

CRYO-CELL INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS – Tuesday, July 10, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated June 21, 2012, revoking any proxy previously given, hereby appoint(s) David Portnoy, Mark Portnoy and Jill Taymans as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of Cryo-Cell International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM. Eastern time on Tuesday, July 10, 2012, at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677, and at any adjournment or postponement thereof, and further authorize each such proxy to vote at his or her discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including to vote for the election of such substitute nominee(s) for director as such proxies may select in the event that any nominee(s) named above become unable to serve. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR SET FORTH HEREIN, “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, “FOR” THE APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

It is important that each stockholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

PLEASE DO NOT FORGET TO DATE THIS PROXY.

(Continued and to be voted on reverse side.)

PROXY

CRYO-CELL INTERNATIONAL, INC. OFFERS SHAREHOLDERS OF

RECORD THREE WAYS TO SUBMIT YOUR PROXY

Your telephone or Internet proxy authorizes the named proxies to vote your shares in the same manner as if you had returned

your WHITE proxy card. We encourage you to use these cost effective and convenient ways of submitting a proxy,

24 hours a day, 7 days a week.

Proxies submitted by the Internet or telephone must be received by 11:59PM, Eastern on July 9, 2012.

TELEPHONE PROXY SUBMISSION	INTERNET PROXY SUBMISSION

Call TOLL FREE 1-800-830-3542 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

Log on to the Internet and go to https://www.2voteproxy.com Follow the steps outlined on the secure website.

Annual Meeting Proxy Card	CONTROL NUMBER

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Ú

This proxy is solicited on behalf of the Board of Directors of CRYO-CELL INTERNATIONAL, INC. If this card contains no specific voting instructions, your shares will be voted with the Board’s recommendation.

A- Proposals - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2 AND 3.

1. Election of Directors:	01 David Portnoy 04 Harold Berger	02 Mark Portnoy 05 George Gaines	03 Anthony Atala, M.D. 06 Jonathan Wheeler

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	For All EXCEPT – To withhold authority to vote for any nominee(s), write the names(s) of such nominee(s) below.

2. Ratify the appointment of Grant Thornton LLP as the independent registered public accountants of the Company and its subsidiaries for the year ending November 30, 2012	FOR	Against Abstain

3. To approve the 2012 Equity Incentive Plan	FOR	Against Abstain

B – Non-Voting Items Change of Address – Please print new address below.

C – Authorized Signature – This section must be completed for your vote to be counted. – Date and Sign Below

PLEASE DATE AND SIGN name(s) exactly as shown on this WHITE proxy card. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

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PLEASE DO NOT FORGET TO DATE THIS PROXY.